SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                 FORM 8-K
                              Current Report
                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): October 20, 2004

                            RIVOLI BANCORP, INC.
            --------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)

       Georgia                    0-49691                       58-2631780
  -------------------            ---------                    ---------------
(State or other jurisdiction    (Commission                 (I.R.S. Employer
    of Incorporation)           File Number)               Identification No.)

       5980 Zebulon Road, Macon, Georgia                            31210
    ----------------------------------------                      ----------
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (478) 475-5200
                                                           ---------------

       -------------------------------------------------------------------
            (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2004, Rivoli BanCorp, Inc. issued a press release announcing third quarter 2004 financial results. The press release is attached as Exhibit
99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (C.)  EXHIBITS

            99.1 Press release dated October 20, 2004 reporting third quarter 2004 financial results.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RIVOLI BANCORP, INC.



October 20, 2004                       /s/ J. Patrick McGoldrick
                                       ------------------------------------
                                       President and Chief Executive Officer